Exhibit 99.1

ELECTRAMECCANICA AND TEVVA RESOLVE MERGER LITIGATION

MESA, AZ – NOVEMBER 28, 2023 (BUSINESSWIRE) - ElectraMeccanica Vehicles Corp. (NASDAQ: SOLO) (“ElectraMeccanica”), a designer and assembler of electric vehicles, today announced the amicable resolution of litigation with Tevva Motors Limited (“Tevva”) relating to the termination of the previously-announced arrangement agreement, dated August 14, 2023, by and among the parties. The parties’ agreement resolves Tevva’s claims against ElectraMeccanica, 1432952 B.C. Ltd. (“Holdco”), 1432957 B.C. Ltd. (“Parentco”) and Susan E. Docherty, ElectraMeccanica’s Chief Executive Officer and Interim Chief Operating Officer, as well as counterclaims that ElectraMeccanica was prepared to file against Tevva and others in relation to the original arrangement agreement.

ElectraMeccanica and Tevva agreed that it was in their mutual best interests to resolve any litigation relating to the arrangement agreement with no attribution or admission of wrongdoing by any party. The parties further believe that they are best served by moving forward as independent companies with their respective business models. ElectraMeccanica and Tevva will continue to pursue their respective futures as leaders and innovators in the growing electrification market.

ElectraMeccanica believes that it remains well-capitalized and intends to continue exploring other strategic third-party opportunities and potential options for its business.

About ElectraMeccanica

ElectraMeccanica (NASDAQ: SOLO) is a designer and assembler of environmentally efficient electric vehicles intended to enhance the urban driving experience, including commuting, delivery and shared mobility.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release and oral statements made from time to time by representatives of ElectraMeccanica or Tevva are or may constitute “forward-looking statements” as such term is used in applicable United States and Canadian laws and including, without limitation, within the meaning of the Private Securities Litigation Reform Act of 1995, for which the parties claim the protection of the safe harbor for forward-looking statements. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect,” “is expected,” “anticipates” or “does not anticipate,” “plans,” “estimates” or “intends,” or stating that certain actions, events or results “may,” “could,” “would,” “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as forward-looking statements. Forward-looking statements include, but are not limited to, statements concerning the parties’ intentions and expectations relating to the settlement agreement, the parties’ belief that they are best served by moving forward as independent companies with their respective business models, and ElectraMeccanica’s belief that it remains well-capitalized and intends to continue exploring other strategic third-party opportunities and potential options for its business. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of ElectraMeccanica or Tevva to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, ElectraMeccanica’s ability to identify, negotiate, and conclude strategic transactions that increase shareholder value, and other risks of the automotive industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities or claims limitations on insurance coverage. Although ElectraMeccanica and Tevva have attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Although ElectraMeccanica and Tevva believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, they can give no assurance that their expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond ElectraMeccanica’s and Tevva’s ability to control or predict. Other important factors that may cause actual results to differ materially and that could impact ElectraMeccanica and the statements contained in this news release can be found in ElectraMeccanica’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, its Quarterly Reports on Form 10-Q filed with the SEC during 2023, as well as in its subsequent filings with the SEC. ElectraMeccanica and Tevva assume no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release. This news release shall not constitute an offer to sell or the solicitation of an offer to buy securities.

ElectraMeccanica Contact:

John Franklin

ir@emvauto.com

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